UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2004

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.    Entry Into a Material Definitive Agreement

On December 10, 2004, Omega Healthcare Investors, Inc. ("Omega") entered into an Underwriting Agreement (the "Underwriting Agreement"), with UBS Securities LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Legg Mason Wood Walker, Incorporated (collectively, the "Underwriters"), providing for the offer and sale by Omega of 3,500,000 shares of common stock, par value $.10 per share (the "Common Stock"), plus an option granted to the Underwriters to purchase an additional 525,000 shares of Common Stock to cover over-allotments, if any, at a public offering price of $11.96 per share, less underwriting discounts.

The offering of the Common Stock was made pursuant to a shelf registration statement filed by Omega with the Securities and Exchange Commission ("SEC") on Form S-3 (Registration No. 333-117655) on July 26, 2004 and amended on August 25, 2004, under the Securities Act of 1933, as amended ("Securities Act"), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated December 6, 2004 and Prospectus Supplement dated December 10, 2004, which Omega filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act.

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 1.02    Termination of Material Definitive Agreement

On December 10, 2004, Professional Health Care Management, Inc. ("Borrower"), an affiliate of Mariner Health Care, Inc. ("Mariner"), gave notice (the "Notice") to Omega of its intention to prepay the Amended and Restated Secured Promissory Note dated September 1, 2001 (the "Note") from Borrower and payable to Omega in the principal amount of $59,688,449.83. The Note has an interest rate of 11.57 percent. Pursuant to the Notice and certain provisions of the Note, Borrower will prepay the Note in full, together with (i) the required prepayment premium of three percent (3%) of the outstanding principal and (ii) accrued and unpaid interest, on February 1, 2005. In addition, Borrower will also pay to Omega its good faith estimate of an amendment fee owing to Omega in connection with the Note, subject to certain "true-up" provisions contained in the Note.

There is no material relationship between Mariner, Borrower or their affiliates and Omega or its affiliates other than as parties to the Note.

Item 8.01.     Other Events.

The opinion of counsel regarding the validity of the Common Stock issued pursuant to the offering of shares of Common Stock described in Item 1.01 is filed as Exhibit 5.1 hereto.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit

Number    Description

1.1
Underwriting Agreement, dated December 10, 2004, by and between Omega Healthcare Investors, Inc., UBS Securities LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Legg Mason Wood Walker, Incorporated.

5.1	Opinion of Powell Goldstein LLP.

23.1	Consent of Powell Goldstein LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: December 10, 2004                  By:/S/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number    Description

1.1
Underwriting Agreement, dated December 10, 2004, by and between Omega Healthcare Investors, Inc., UBS Securities LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Legg Mason Wood Walker, Incorporated.

5.1	Opinion of Powell Goldstein LLP.

23.1	Consent of Powell Goldstein LLP (contained in Exhibit 5.1).